                                AVENUE CAPITAL MANAGEMENT II
                                GENPAR, LLC

                                By:    /s/ Eric Ross as attorney-in-fact
                                       ---------------------------------
                                Name:  Marc Lasry
                                Title: Managing Member

                                AVENUE CAPITAL MANAGEMENT II, L.P.

                                By:    Avenue Capital Management II
                                GenPar, LLC, its general partner

                                By:    /s/ Eric Ross as attorney-in-fact
                                       ---------------------------------
                                Name:  Marc Lasry
                                Title: Managing Member

                                AVENUE SPECIAL SITUATIONS FUND VI
                                (MASTER), L.P.

                                By:    Avenue Capital Partners VI, LLC, its
                                       general partner

                                By:    GL Partners VI, LLC, its managing
                                       member

                                By:    /s/ Eric Ross as attorney-in-fact
                                       ---------------------------------
                                Name:  Marc Lasry
                                Title: Managing Member

                                AVENUE CAPITAL PARTNERS VI, LLC

                                By:    GL Partners VI, LLC, its managing
                                       member

                                By:    /s/ Eric Ross as attorney-in-fact
                                       ---------------------------------
                                Name:  Marc Lasry
                                Title: Managing Member

                                GL PARTNERS VI, LLC

                                By:    /s/ Eric Ross as attorney-in-fact
                                       ---------------------------------
                                Name:  Marc Lasry
                                Title: Managing Member